Environmental Rehabilitation Provision	12 Months Ended
Dec. 31, 2018
Disclosure of Environmental Rehabilitation Provision [Abstract]
Environmental Rehabilitation Provision
6.	Environmental Rehabilitation Provision

Details of the Environmental Rehabilitation Provision are as follows:

	Twelve months ended December 31, 2018	Eleven months ended December 31, 2017
Environmental Rehabilitation Provision – beginning of period	$65,402	$70,626
Change in estimate	(3,478)	(6,363)
Liabilities discharged	(2,613)	(637)
Accretion expense	1,796	1,776
Environmental Rehabilitation Provision – end of period	61,107	65,402
Less current portion	(1,693)	(1,266)
Non-current portion	$59,414	$64,136

Federal, state and local laws and regulations concerning environmental protection affect the Company’s assets.  As part of the consideration for the asset acquisitions from Cliffs (see Note 4), the Company indemnified Cliffs for reclamation and remediation obligations of the acquired property.  The Company’s provisions are based upon existing laws and regulations.  It is not currently possible to estimate the impact on operating results, if any, of future legislative or regulatory developments.

In April 2010, Cliffs entered into a consent decree with the Minnesota Pollution Control Agency (“MPCA”) relating to alleged violations on the Cliffs Erie Property.  This consent decree required both short-term and long-term mitigation.  Field studies were completed in 2010 and 2011 and short-term mitigations approved by the MPCA were initiated in 2011.  In April 2012, long-term mitigation plans were submitted to the MPCA and, in October 2012, the MPCA approved plans for pilot tests of various treatment options to determine the best course of action.  Although there is substantial uncertainty related to applicable water quality standards and engineering scope, the October 2012 response from the MPCA, subsequent communications amongst the MPCA, Cliffs and the Company, and closure plans reflected in the Permit to Mine support the long-term mitigation plans included in the Company’s environmental rehabilitation provision.

The Company’s best estimate of the environmental rehabilitation provision as at December 31, 2018 was $61.107 million (December 31, 2017 - $65.402 million) based on estimated cash flows required to settle this obligation in present day costs of $71.146 million (December 31, 2017 - $73.301 million), a projected inflation rate of 2.00% (December 31, 2017 – 2.00%), a market risk-free interest rate of 3.13% (December 31, 2017 – 2.58%) and expenditures expected to occur over a period of approximately 30 years.  The decrease during the twelve months ended December 31, 2018 was primarily due to revisions to estimated cash flows as a result of changes in the market risk-free interest rate and liabilities discharged for rehabilitation work completed in the processing plant.  The decrease during the eleven months ended December 31, 2017 was primarily due to revisions to estimated cash flows as a result of closure plans reflected in the Permit to Mine application.

On November 1, 2018, the Company received the Permit to Mine for NorthMet and certain other permits from the Minnesota Department of Natural Resources (“MDNR”) which included a schedule for financial assurance obligations, including required cash contributions to a trust fund.  The Company has satisfied its current financial assurance obligations primarily by establishing and contributing $10 million in restricted cash deposits to a trust fund and providing $65 million in surety bonds and letters of credit, with the MDNR as the beneficiary in each case.  Financial assurance obligations must be reviewed annually based on the Company’s planned reclamation activities, with the total assurance and related financial instruments adjusted accordingly if the underlying estimated reclamation costs are revised.  The Company may terminate these financial instruments, partially or in full, only upon meeting site reclamation requirements and securing approval from the MDNR.  Future required cash contributions to the trust fund are $2.0 million per year beginning in the first year of mining operations and continue until the eighth year after which annual contributions will be prorated based on the expected reclamation obligation at the end of mining.  In addition, the Company provided Cliffs with a $13.4 million letter of credit to satisfy requirements under the asset acquisition agreements and related obligations.